UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:    January 28, 2003
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                            Micropac Industries, Inc.
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             (Exact name of registrant as specified in its charter)


           Delaware                    0-5109                      75-225149
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(State or other jurisdiction   (Commission File Number)      (IRS employer
     of incorporation)                                       Identification No.)


  905 East Walnut Street, Garland, Texas                             75040
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  Address of principal executive offices                           Zip Code


Registrant's telephone number, including area code:             (972) 272-3571
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                                       N/A
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          (Former name or former address, if changed since last report)

Item 5:  Other Events

         On January 28, 2003, the Board of Directors of Micropac Industries, Inc. approved the payment of a special dividend of $0.10 per share for shareholders of record as of February 10, 2003. It is anticipated that this dividend will be paid to the Company's shareholders on or before February 28, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated 01/28/2003                                  MICROPAC INDUSTRIES, INC.
                                                       -------------------------
                                                             (Registrant)

                                                        /s/ Connie Wood
                                                       -------------------------
                                                       (Signature)
                                                       Connie Wood
                                                       Chief Executive Office